STONEX GROUP INC. CLOSES ON THE ACQUISITION
OF GAIN CAPITAL HOLDINGS, INC.
New York, NY, July 31, 2020 - StoneX Group Inc. (NASDAQ: SNEX) (“StoneX” or the “Company”), today announced the completion of its previously announced acquisition of GAIN Capital Holdings, Inc. (NYSE: GCAP) (“GAIN”), an online provider of retail foreign exchange trading and related services.
GAIN is a provider of innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities and global equities.
Glenn Stevens, CEO of GAIN, commented on the transaction, “As a result of this combination, GAIN’s customers will benefit from a richer product offering, as well as the expanded resources and greater scale of the combined firm. StoneX, in turn, will add a new digital platform to its global financial network, significantly expanding its offering to retail clients, as well as a complementary futures business. We look forward to a bright future as part of the StoneX Group.”
Sean O’Connor, CEO of StoneX, added, “This is the beginning of an exciting new era for our company as we add two of the largest and best known retail financial-services trading brands in the world to our global financial services network, in the process more than doubling the number of active retail accounts we serve to 295,000 worldwide. We expect the integration of GAIN’s businesses to drive transaction volumes and create new cross-selling opportunities across all of our platforms - ultimately driving our financial performance in the process.”
About StoneX Group Inc.
StoneX Group Inc. (NASDAQ: SNEX) connects its clients with the global markets across asset classes - providing execution, post-trade settlement, clearing and custody. Clients use its digital platforms, market intelligence and high-touch service to manage their market risk, pursue trading opportunities, make investments efficiently, and improve their business performance.
Further information on StoneX is available at www.stonex.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “anticipates,” “assumes,” “can,” “will,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “plans.” These forward-looking statements include, among other things, statements relating to the expected results of the merger with GAIN, including any anticipated cost or capital synergies associated therewith, operating efficiencies and results, growth, client and stockholder benefits, accretion, financial benefits or returns, key assumptions, integration costs and transaction costs, our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements, including, among others, (i) anticipated benefits of the merger, including the realization of revenue, accretion, financial benefits or returns and other cost and capital synergies may not be fully realized or may take longer to realize than expected, (ii) adverse changes in economic, political and market conditions, such as price levels and volatility in the commodities, securities and foreign exchange markets in which we and GAIN operate, (iii) losses from our market-making and trading activities arising from counter-party failures and changes in market conditions, (iv) the possible loss of key personnel or GAIN key personnel, (v) the impact of increasing competition, (vi) the impact of changes in government regulation, (vii) the possibility of liabilities arising from violations of federal and state securities laws, (viii) the impact of changes in technology in the securities and commodities trading industries and (ix) other risks and uncertainties, including those set forth under the heading “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. You should read cautionary statements made as being applicable to all related forward-looking statements wherever they appear in this press release. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they were made. Except as expressly required under federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission, we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this press release, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Media Contact:
Jay A. Morakis
M Group Strategic Communications (for StoneX Group Inc.)
1-646-859-5951
jmorakis@mgroupsc.com